Exhibit 10.1

LENDER JOINDER AGREEMENT

THIS LENDER JOINDER AGREEMENT, dated as of September 29, 2017 (this “Agreement”), by and among the financial institutions party hereto (each an “Additional Lender” and collectively the “Additional Lenders”), the Borrowers, the other Obligors and the Agent (as defined below).

R E C I T A L S :

WHEREAS, the Borrowers, the other Obligors and the Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of March 31, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among United Rentals, Inc., a Delaware corporation (“Holdings”), United Rentals (North America), Inc., a Delaware corporation (the “Company”), the U.S. Subsidiary Borrowers named therein (together with the Company, the “U.S. Borrowers”), United Rentals of Canada, Inc., a corporation amalgamated under the laws of the Province of Ontario (the “Canadian Borrower”), United Rentals Financing Limited Partnership, a Delaware partnership (the “Specified Loan Borrower”), the other Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as the Agent; capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrowers may request Incremental Revolving Commitments by entering into one or more Lender Joinder Agreements with the Additional Lenders (as defined in the Credit Agreement) providing such Incremental Revolving Commitments.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional Lender hereby agrees to provide its respective Incremental Revolving Commitment for the U.S. Credit Facilities in such amount as set forth on Schedule A annexed hereto corresponding to such Additional Lender, on the terms and subject to the conditions set forth below and in the Credit Agreement.

Each Additional Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, any other Loan Document or any other instrument or document furnished hereto or thereto; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents or any other document furnished hereto or thereto as are delegated to the Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of any applicable Acceptable Intercreditor Agreement are required to be performed by it as a Lender; (v) represents and warrants that (w) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become an Additional Lender under the Credit Agreement in connection with the Incremental Revolving Commitments, (x) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, and (y) if it is a U.S. Lender, (A) it is a United States person for purposes of the Code or (B) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it; and (vi) agrees that if it is a U.S. Lender, it will at all material times (x) continue to be a United States person for purposes of the Code or (y) continue to comply will the ongoing requirements of Section 5.1(f) to the Credit Agreement.

Each Additional Lender hereby agrees to provide its Incremental Revolving Commitment on the following terms and conditions:

1.                                      Incremental Facility Closing Date. The date of effectiveness of the Incremental Revolving Commitments shall be September 29, 2017 (the “Incremental Facility Closing Date”).

2.                                      Additional Lenders. Each Additional Lender acknowledges and agrees that upon its execution of this Agreement such Additional Lender (if not already a Lender) shall become a “Lender” and a “U.S. Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof (including, without limitation, pursuant to the second paragraph of Section 13.1 of the Credit Agreement), and shall perform all the obligations of and shall have all rights of a Lender and a U.S. Lender thereunder.

3.                                      Credit Agreement Governs. Except as set forth in this Agreement, the Incremental Facility Increase effectuated hereunder shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

4.                                      Notice. For purposes of the Credit Agreement, the notice address of each Additional Lender shall be as set forth below its signature below.

5.                                      Recordation of the Incremental Revolving Commitments. Upon execution and delivery hereof, the Agent will record the Incremental Revolving Commitments made under the Incremental Facility effectuated hereby by the Additional Lenders in the Register pursuant to the terms of the Credit Agreement.

6.                                      Reference to and Effect on the Credit Agreement; Confirmation of Obligors.  On and after the Incremental Facility Closing Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the

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Credit Agreement, after giving effect to this Agreement.  Each Loan Document, after giving effect to this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, (i) the U.S. Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Obligors under the Loan Documents (including, without limitation, those Obligations at any time incurred under the Incremental Revolving Commitments) to the extent provided therein, (ii) the Canadian Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Canadian Obligations of the Canadian Obligors under the Loan Documents to the extent provided therein and (iii) the Guarantee Agreements shall continue to guarantee timely payment of the relevant Obligations (including, if applicable, those Obligations at any time incurred under the Incremental Revolving Commitments) to the extent provided therein.

7.                                      Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

8.                                      GOVERNING LAW. THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9.                                      Severability. The illegality or unenforceability of any provision of this Agreement shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement.

10.                               Counterparts. This Agreement may be executed in any number of counterparts, and by the Agent, each Additional Lender, the Borrowers and the other Obligors in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  This Agreement may be executed by facsimile or other electronic communication and the effectiveness of this Agreement and signatures thereon shall have the same force and effect as manually signed originals and shall be binding on all parties thereto.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Lender Joinder Agreement as of the date first written above.

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Senior Vice President and Treasurer

UNITED RENTALS OF CANADA, INC.

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS FINANCING LIMITED PARTNERSHIP

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS, INC.

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Senior Vice President and Treasurer

Signature Page to Lender Joinder Agreement

UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS (DELAWARE), INC.

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS REALTY, LLC

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS OF NOVA SCOTIA (NO. 2), ULC

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

Signature Page to Lender Joinder Agreement

UR CANADIAN FINANCING PARTNERSHIP

By:	UNITED RENTALS FINANCING LIMITED PARTNERSHIP, its Managing Partner

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

Signature Page to Lender Joinder Agreement

BANK OF AMERICA, N.A., as the Agent

By:	/s/ Cynthia G. Stannard
	Name:	Cynthia G. Stannard
	Title:	Sr. Vice President

Signature Page to Lender Joinder Agreement

Each Lender identified on Schedule A hereto as an Additional Lender

By:	/s/ Authorized Signatory
	Name:	Authorized Signatory
	Title:	Authorized Signatory

Signature Page to Lender Joinder Agreement

Schedule A to Lender Joinder Agreement

Additional Lender	Incremental Revolving Commitment	U.S. Revolving Credit Commitment after giving effect to Incremental Revolving Commitment
BANK OF AMERICA, N.A.	$150,260,870	$608,344,790
WELLS FARGO CAPITAL FINANCE, LLC	$50,000,000	$508,083,920
CITIBANK, N.A.	$35,000,000	$194,000,000
MORGAN STANLEY BANK, N.A.	$35,000,000	$190,000,000
THE BANK OF NOVA SCOTIA	$25,000,000	$138,000,000
MUFG UNION BANK, N.A.	$25,000,000	$139,000,000
BARCLAYS BANK PLC	$25,000,000	$139,000,000
DEUTSCHE BANK AG NEW YORK BRANCH	$25,000,000	$139,000,000
JPMORGAN CHASE BANK, N.A.	$25,000,000	$139,000,000
SUNTRUST BANK	$20,000,000	$109,064,000
BANK OF MONTREAL - CHICAGO BRANCH	$15,000,000	$80,768,160
PNC BANK, NATIONAL ASSOCIATION	$10,000,000	$58,000,000
TD BANK, N.A.	$15,000,000	$90,000,000
NYCB SPECIALTY FINANCE COMPANY, LLC	$14,000,000	$84,000,000
REGIONS BANK	$14,000,000	$84,000,000
ROYAL BANK OF CANADA	$11,739,130	$65,739,130
ROCKLAND TRUST COMPANY	$5,000,000	$30,000,000

Schedule A-1